CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 22, 2003
                                                        -----------------


                   Cognizant Technology Solutions Corporation
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-24429                  13-3728359
--------------------------------------------------------------------------------
      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


500 Glenpointe Centre West
Teaneck, New Jersey                                                      07666
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 801-0233
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

      On December 22, 2003, Cognizant Technology Solutions Corporation (the "Registrant") issued a press release announcing that founder, Chairman and CEO, Kumar Mahadeva is retiring. Lakshmi Narayanan has been named CEO and he will continue to serve as President. Mr. Narayanan has also been elected to the Registrant's Board of Directors. Mr. Mahadeva will remain with the Registrant through April 1, 2004 to assist in completing the transition in leadership. John Klein, a member of the Registrant's Board of Directors since 1998, has been appointed as the non-executive Chairman of the Board of Directors. The Registrant also announced several other senior management promotions. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         Exhibit No.             Description of Exhibit
         -----------             ----------------------

           99.1                  Press  release  dated  December  22, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    COGNIZANT TECHNOLOGY
                                    SOLUTIONS CORPORATION



                                    By: /s/ Gordon Coburn
                                        -------------------------------------
                                        Name:  Gordon Coburn
                                        Title: Executive Vice President, Chief
                                               Financial Officer, Treasurer and
                                               Secretary

Date: December 22, 2003